As filed with the Securities and Exchange Commission on May 19, 1995.
   ---------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  Form 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported)
                                May 18, 1995



                     The Promus Companies Incorporated
           (Exact name of registrant as specified in its charter)



         Delaware              1-10410             62-1411755
     (State or other         (Commission        (I.R.S. Employer
       jurisdiction          File Number)       Identification)
    of incorporation)


     1023 Cherry Road
    Memphis, Tennessee                               38117
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code: (901) 762- 8600




                               Not Applicable
- ----------------------------------------------------------------------
       (Former name or former address, if changed since last report)

ITEM 5.     Other Events

          On May 18, 1995, Embassy Suites, Inc. ("Embassy"), a wholly-owned subsidiary of The Promus Companies Incorporated, announced that it had further modified the terms of its consent solicitations regarding its 8 3/4% Senior Subordinated Notes due 2000 and its 10 7/8% Senior Subordinated Notes due 2002 (collectively, the "Notes") (i) by increasing the amount to be paid to each holder of Notes who properly consents by the expiration date from $12.50 per $1,000 principal amount of Notes to $20.00 per $1,000 principal amount of Notes, and (ii) by extending the expiration date for the solicitation from May 18, 1995 to May 23, 1995 at 5:00 p.m., New York City Time, unless further extended. Embassy announced that the other terms of the consent solicitations had remained unchanged.

          The foregoing description is qualified in its entirety by the text of the press release dated May 18, 1995 which is filed as an exhibit hereto and incorporated by reference herein.


ITEM 7.   Financial Statements and Exhibits

          (c)  Exhibits:

               Exhibit
               Number         Description
               -------        -----------

               99.1 Press Release, dated May 18, 1995, announcing the modification of the terms of Embassy's consent solicitations with respect to its 8 3/4% Senior Subordinated Notes due 2000 and its 10 7/8% Senior Subordinated Notes due 2002.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         THE PROMUS COMPANIES INCORPORATED


                         E.O. ROBINSON, JR.
                         ---------------------------------------
                         E.O. Robinson, Jr.
                         Senior Vice President, General Counsel
                              and Secretary


Dated:    May 19, 1995

                               EXHIBIT INDEX


               Exhibit
               Number         Description
               -------        -----------

               99.1 Press Release, dated May 18, 1995, announcing the modification of the terms of Embassy's consent solicitations with respect to its 8 3/4% Senior Subordinated Notes due 2000 and its 10 7/8% Senior Subordinated Notes due 2002.

Ralph Berry, The Promus Companies
(901) 762-8629                                                 EXHIBIT 99.1


             EMBASSY SUITES, INC. TO INCREASE CONSENT PAYMENTS
             -------------------------------------------------
              AND TO EXTEND ITS CONSENT SOLICITATION REGARDING
              ------------------------------------------------
                 8 3/4% SENIOR SUBORDINATED NOTES DUE 2000 AND
                 ------------------------------------------
                  10 7/8% SENIOR SUBORDINATED NOTES DUE 2002
                  ---------------------------------------


     MEMPHIS, May 18, 1995 -- Embassy Suites, Inc., a wholly owned subsidiary of The Promus Companies Incorporated (NYSE:PRI), today announced that it is further modifying the terms of its consent solicitations regarding its 8 3/4% Senior Subordinated Notes due 2000 and 10 7/8% Senior Subordinated Notes due 2002 and is extending the expiration date for the solicitation from May 18, 1995 to May 23, 1995 at 5:00 p.m., New York City time, unless further extended.

     The amount to be paid to each holder of Notes who properly consents by the expiration date has been changed from $12.50 per $1,000 principal amount of Notes to $20.00 per $1,000 principal amount of Notes. The other terms of the consent solicitations remain unchanged.

     Holders of Notes who have previously submitted proper consents will be deemed to have consented and will receive the increased consent fee. Other holders wishing to consent should complete and return to the Consent Agent the forms of consent originally circulated. The consent solicitations are with respect to proposed indenture amendments to permit Embassy to consummate its previously-announced spin-off of Promus Hotel Corporation.

     Additional information regarding the consent solicitations may be obtained from the Solicitation Agent, BT Securities Corporation (212-775-
4635) or from the Information Agent, D.F. King & Co. (800-769-4414).


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